UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 27, 2024

DOMA HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39754	84-1956909
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

201 Spear St., Suite 06-106 San Francisco, CA 94105
(Address of Principal Executive Offices)
650-419-3827
(Registrant’s telephone number, including area code)
101 Mission Street, Suite 1050 San Francisco, CA 94105
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMAW	*

* The warrants are trading on the OTC Pink Marketplace under the symbol “DOMAW”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introduction

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024, Doma Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of March 28, 2024 (the “Merger Agreement”), with RE Closing Buyer Corp., a Delaware corporation (“Parent”), and RE Closing Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). On September 27, 2024 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent.

Item 1.01         Entry Into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Concurrently with the closing of the Merger, Parent entered into that certain Credit Agreement with RE Closing Midco 2 Corp., a Delaware corporation (“Initial Holdings”), Apollo Administrative Agency LLC, as administrative agent and collateral agent, Apollo Global Funding, LLC, as lead arranger and bookrunner and the lenders and issuing banks party thereto (the “Credit Agreement”), which provides for an initial term loan facility in an aggregate principal amount equal to $125,000,000 (the “Apollo Term Loan Facility”). The Apollo Term Loan Facility will accrue interest at a rate of Term SOFR (subject to a 1.0% floor) plus a pricing margin equal to 5.50% per annum, with the ability for the pricing margin to be decreased to 5.25% and 5.00% upon meeting certain deleveraging benchmarks. The Apollo Term Loan Facility will have a maturity of seven years and will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of the Apollo Term Loan Facility, with the balance payable on the maturity date. Interest under the Apollo Term Loan Facility will be payable in arrears at the end of each interest period selected and, for interest periods of greater than three months, every three months, and on the maturity date. Parent is the borrower, and Parent, Initial Holdings and certain of the Parent’s subsidiaries are guarantors, under the Credit Agreement. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of Parent, Initial Holdings and each of the guarantors, including all of their equity interests of each of their respective subsidiaries (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, affirmative, negative and financial covenants, events of default and other provisions that are customary for facilities of their respective types.
Item 2.01         Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Closing of the Merger

On the Closing Date, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain excluded shares of Common Stock pursuant to the terms of the Merger Agreement, was cancelled and extinguished and automatically converted into and thereafter represents the right to receive an amount in cash equal to $6.29 per share of Common Stock (“Merger Consideration”), payable to the holder thereof, without interest, subject to and in accordance with the terms and conditions of the Merger Agreement and (ii) each warrant to purchase shares of Common Stock (the “Company Warrants”) ceased to represent a warrant to purchase shares of Common Stock and became a warrant exercisable for Merger Consideration.

In addition, at the Effective Time:

●
each outstanding option to purchase shares of Common Stock (the “Company Options”), whether vested or unvested, was, by virtue of the Merger, cancelled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash, less any applicable withholding taxes, equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock subject to such Company Option immediately prior to the Effective Time by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option, provided, that any Company Option with an exercise price per share that was equal to or greater than the Merger Consideration was automatically cancelled at the Effective Time without payment of any consideration.

●
each outstanding award of restricted shares of Common Stock (the “Company RS Awards”) was cancelled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash, less any applicable withholding taxes, equal to the product obtained by multiplying (i) the aggregate number of shares subject to such Company RS Award by (ii) the Merger Consideration.

●
each outstanding award of performance-based or market-based restricted stock units of the Company (the “Company PRSU Awards”) was cancelled and terminated as of immediately prior to the Effective Time and converted into the right to receive, an amount in cash less any applicable withholding taxes, equal to the product obtained by multiplying (i) the aggregate number of shares subject to such Company PRSU Award (if any) that would satisfy the performance conditions applicable to such Company PRSU Award measured as of immediately prior to the Effective Time (in accordance with the applicable award agreement governing such Company PRSU Award) by (ii) the Merger Consideration.

●
each outstanding award of restricted stock units of the Company, other than Company PRSU Awards (the “Company RSU Awards”) was cancelled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash, less any applicable withholding taxes, equal to the product obtained by multiplying (i) the aggregate number of shares subject to such Company RSU Award by (ii) the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2024 and incorporated herein by reference into this Item 2.01.

Closing of the Doma Technology Reorganization

As previously disclosed, on March 28, 2024, Parent, Hudson Structured Capital Management Ltd. (“HSCM”) and the Company entered into a preferred unit purchase agreement (the “Preferred Purchase Agreement”), pursuant to which, at the closing of the Merger, Doma Technology LLC, a subsidiary of the Company (“Doma Technology”) issued preferred units and profits interests to HSCM representing approximately 27.5% of Doma Technology’s equity securities on a fully diluted basis, provided that HSCM may transfer a portion of such preferred units to a third-party investor. In addition, the Preferred Purchase Agreement provides that common units or profits interests representing approximately 19.2% of Doma Technology’s equity securities on a fully diluted basis will be reserved for issuance to management employees of Doma Technology, which may include the Company’s executive officers prior to the Merger, from time to time following the Closing pursuant to terms and conditions to be approved by the board of managers of Doma Technology. Concurrently with the closing of the Merger, Doma Technology, Parent and HSCM (and any third-party transferee of HSCM’s preferred units) entered into a limited liability company operating agreement governing the rights and obligations of the parties in Doma Technology.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated and, as a result, trading of the Company’s securities on NYSE has been halted prior to the opening of NYSE on the Closing Date. The Company requested NYSE to file with the SEC a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company’s securities from NYSE and the deregistration of the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and ultimately terminate the registration of the Company’s securities under the Exchange Act.

Item 3.03         Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was canceled and automatically converted into the right to receive the Merger Consideration.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 5.01         Changes in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introduction and in Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, as contemplated by the Merger Agreement, immediately following the Effective Time, the officers of Merger Sub, Matthew S. Kabaker and Kevin Mahony, immediately prior to the Effective Time became the officers of the Surviving Corporation and Matthew S. Kabaker as the sole director of Merger Sub immediately prior to the Effective Time became the sole director of the surviving corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their death, resignation or removal, or until their respective successors are duly elected and qualified in accordance with the certificate of incorporation and bylaws of the surviving corporation, as the case may be.

In connection with the consummation of the Merger, Stuart Miller, Charles Moldow, Lawrence Summers, Maxine Williams, Serena Wolfe, Matthew E. Zames and Max Simkoff, being all of the directors of the Company immediately prior to the Effective Time, resigned and ceased to be directors of the Company as of the Effective Time. In addition, as of the Effective Time, Mike Smith and Max Simkoff ceased to be officers of the Company.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, (i) the Company’s certificate of incorporation was amended and restated in its entirety and (ii) the Company’s bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement and the DGCL.

Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01         Other Events.

On September 27, 2024, the Company and Parent issued a joint press release (the “Press Release”) announcing the closing of the Merger. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated March 28, 2024, by and among Doma Holdings, Inc., RE Closing Buyer Corp. and RE Closing Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 29, 2024).

3.1	Amended and Restated Certificate of Incorporation of Doma Holdings, Inc.
3.2	Amended and Restated Bylaws of Doma Holdings, Inc.
99.1	Press Release, dated September 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMA HOLDINGS, INC.

Date:	September 27, 2024	By:	/s/ Mike Smith
			Name:	Mike Smith
			Title:	Authorized Officer